Smithfield

Investor Day 2011




Serving Up
Profits.

January 18, 2011

Forward-Looking Statements

This presentation contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company's outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company's forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company's ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company's Annual Report on Form 10-K for fiscal 2010 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Smithfield

Non-GAAP Measure Reconciliations

Non-GAAP measure reconciliation (in millions)

	TTM FY 11 Q2	FY 10	FY 09	FY 08	FY 07	FY 06
Operating profit-Consolidated	$ 592	$ 63	$ (224)	$ 397	$ 423	$ 431
Less: Operating (profit) loss-Other segment	(7)	(4)	47	(28)	(41)	(43)
Add: Pork segment restructuring and impairment charges	21	34	88	-	-	-
Consolidated adjusted EBIT	$ 606	$ 93	$ (89)	$ 369	$ 382	$ 388

Non-GAAP measure reconciliation (in millions)

	TTM FY 11 Q2	FY 10	FY 09	FY 08	FY 07	FY 06
Operating profit-Pork segment	$ 566	$ 539	$ 395	$ 449	$ 219	$ 148
Add: Pork segment restructuring and impairment charges	21	34	88	-	-	-
Pork segment adjusted EBIT	$ 587	$ 573	$ 483	$ 449	$ 219	$ 148

Non-GAAP measure reconciliation (in millions)

	TTM FY 11 Q2	FY 10	FY 09	FY 08	FY 07
Operating profit-Pork segment	$ 566	$ 539	$ 395	$ 449	$ 219
Less: Operating profit-Fresh pork	(181)	(61)	(76)	(141)	(34)
Add: Packaged meats restructuring and impairment charges	5	17	67	-	-
Packaged meats adjusted EBIT	$ 390	$ 495	$ 386	$ 308	$ 185

Non-GAAP measure reconciliation (in millions)

	TTM FY 11 Q2	FY 10	FY 09	FY 08	FY 07
Operating profit-Pork segment	$ 566	$ 539	$ 395	$ 449	$ 219
Less: Operating profit-Packaged meats	(385)	(478)	(319)	(308)	(185)
Add: Fresh pork restructuring and impairment charges	16	17	21	-	-
Fresh pork adjusted EBIT	$ 197	$ 78	$ 97	$ 141	$ 34

Smithfield

The New Era of Smithfield

C. Larry Pope

President and Chief Executive Officer

Leading Positions In Food Industry

#1 U.S. Packaged Pork Company

#1 World Pork Processor

#1 World Hog Producer

#1 Market share in several European countries

Sources: Information Resources, Inc. (IRI); FreshLook Marketing Group; Successful Farming Pork Powerhouses 2010

Smithfield

Smithfield Business Model


Strong and experienced Management Team
Solid Financial Management
Hog Production managed supply of high quality raw materials
Pork Group highly competitive cost structure
Coordinated, customer focused Sales & Marketing
Strong regional Brands appeal to largest consumer segment
Extensive National Distribution in all trade channels

Smithfield

Pork segment accounts for 71% of the company's more than $11 billion in sales



Other
1%
Hog
Production
19%
International
9%
Total Pork
71%
Fresh Pork
32%
Packaged
Meats
39%

TTM FY 11 Q2 Sales = $11.7 billion

Smithfield

Note: Percentages do not reflect the elimination of inter-segment sales

#1 World Pork Processor


Other
23%
Smithfield
31%
Hormel
7%
Excel
9%
JBS
11%
Tyson
19%

(% of U.S. hogs processed)

TTM FY 11 Q2	Fresh Pork	Packaged Meats
Sales	$4.4 billion	$5.3 billion
Volume	29 million hogs	2.8 billion pounds
Operating Profit	$181.2 million	$385.0 million
Normalized EBIT Range	$3-7 per head	10 to 14 cents per pound

Smithfield

Note: TTM FY 11 Q2 sales (before inter-segment eliminations), volume and operating profit
Source: United States Industry Data Successful Farming

Consumer packaged meats drives Pork segment earnings contribution

Pork Segment
TTM FY 11 Q2
Sales=$9.7 billion



Fresh Pork
45%
Packaged Meats
55%

Pork Segment
TTM FY 11 Q2
Operating Profit=$566.2 million



Fresh Pork
32%
Packaged Meats
68%

Smithfield

Note: TTM FY 11 Q2 sales (before inter-segment eliminations) and operating profit

#1 U.S. Packaged Pork Company


Other
7%
Hotdogs
10%
Hams
31%
Lunch Meats
12%
Sausage
19%
Bacon
21%

FY 10 Packaged Meats Volume = 2.9 billion pounds

Smithfield brands are ranked #1 in numerous packaged meats categories

Smithfield

#1 World Hog Producer


Other
66%
16%
Smithfield
18%
4%
3%
2%
7%
Smithfield
Seaboard
Christensen
Prestage*
Five producers*
Other
(% of U.S. hogs produced)

TTM FY 11 Q2	Sales	Operating Loss	Volume
Hog Production	$2.6 billion	$(22.2) million	17.1 million hogs

Note: TTM FY 11 Q2 sales (before inter-segment eliminations), operating loss and volume; results have been reclassified to reflect realignment of international hog production operations/Source: United States Industry Data Successful Farming/*The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to Smithfield Foods under long-term contracts; approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The Pipestone System=1%; Goldsboro Hog Farm=1%; The Hanor Company=1%; Total=7%

Smithfield

#1 Market share in several European countries



#1
THE NETHERLANDS
UNITED KINGDOM
#1
BELGIUM
GERMANY
#1
POLAND
#1
FRANCE
#1
ROMANIA
ITALY
#1
#1
SPAIN
PORTUGAL

TTM FY 11 Q2	International Segment
Sales	$1.3 billion
Operating Profit	$128.1 million
Locations	Europe & Mexico

- Wholly owned operations
- 37 % ownership of Campofrío Food Group, a publicly traded company

Smithfield

Note: TTM FY 11 Q2 sales (before inter-segment eliminations) and operating profit; results have been reclassified to reflect realignment of international hog production operations

Core Portfolio of Leading Brands

Consolidating acquisitions

50 + brands

into 12 powerful key brands

Return on Invested Capital


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Return on Invested Capital
3.9%
7.6%
Historical
TTM FY 11 Q2

Note: ROIC computed as adjusted EBIT, less income taxes at an estimated 34% effective tax rate, divided by invested capital. Invested capital is equal to total capitalization less cash. ROIC excludes returns on disposed turkey and beef assets. Refer to Non-GAAP measure reconciliations. Historical is average of actual FY 06 through FY 09.

Smithfield

The New Era of Smithfield


Competitive cost structure in all operating segments
Conservative balance sheet with focus on ROIC
Driving profitable top and bottom line growth
Closely coordinated sales & marketing platform
Focus on quality and consistent earnings
Consolidated portfolio of leading consumer brands

Smithfield

Smithfield

Investor Day 2011




Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011









Serving Up Profits.



January 18, 2011

Pork Segment

George Richter

President and Chief Operating Officer

Pork Group

Smithfield Is A Leader

#1 World Pork Processor

#1 U.S. Packaged Pork Company

- **#1** Supplier to Retail
- **#1** Supplier to Foodservice
- **#2** Supplier to Deli

Sources: Information Resources, Inc. (IRI); FreshLook Marketing Group; Successful Farming Pork Powerhouses 2010

Smithfield

Restructured Pork Group…

	Before Restructuring	After Restructuring
Independent Operating Companies (IOCs)	7	3
Fresh pork plants	9	8
Packaged meats plants	36	30
Capacity Utilization	<80%	>90%


Restructured Pork Group
Platform for Growth

Smithfield

…Is A Competitive Platform For Growth

	Before Restructuring	After Restructuring
Fresh pork sales organizations	3	2
Export sales organizations	3	1
Retail packaged meats sales organizations	10	3
Computer systems	>20	1
Brands	50+	12

Restructured Pork Group

=

Platform for Growth

Smithfield

Platform For Growth

- Restructured Pork Group provides highly coordinated sales and marketing platform with focus on
  - Delivering quality and consistent earnings
  - Driving profitable top and bottom line growth
  - Leveraging consolidated portfolio of leading consumer brands
  - Improving Return on Invested Capital (ROIC)

Smithfield

Pork Group Management Team

Michael E. Brown Farmland Foods	*Timothy O. Schellpeper* Smithfield Packing Company	*Joseph B. Sebring* John Morrell
• Nearly 30 years of experience in the food industry • Previously served as president of Armour-Eckrich • Formerly employed by Swift and Company and ConAgra Foods	• 24-year veteran in the pork industry • Formerly senior vice president of operations for Farmland Foods • Previously employed by IBP and Troyer Foods	• More than 36 years of meat industry experience • Joined John Morrell in 1994 • Formerly president and chief executive officer of Indiana Packers

Smithfield

Delivering Quality & Consistent Earnings

Fresh pork and consumer packaged meats profitability has more than doubled since fiscal 2007


Pork segment adjusted EBIT (in millions)
$700
$600
$500
$400
$300
$200
$100
$-
$219
$185
$34
$449
$308
$141
$483
$386
$97
$573
$495
$78
$587
$390
$197
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2
Fresh pork
Packaged meats
Total Pork Segment

Smithfield

Note: FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Consumer packaged meats drives earnings growth and stability



$600
$500
$400
$300
$200
$100
$-
Consumer packaged meats adjusted EBIT (in millions)
12%
10%
8%
6%
4%
2%
0%
Consumer packaged meats adjusted EBIT (% of sales)
4.6%
5.6%
6.9%
9.6%
7.3%
$185
$308
$386
$495
$390
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2
Adjusted EBIT
Adjusted EBIT (% of sales)

Smithfield

Note: FY 09 and FY 10 results adjusted for packaged meats restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Despite record high raw material costs, packaged meats margins remain within the normalized range



$150
$125
$100
$75
$50
$25
$ per hundredweight
$90
$84
$80
$80
$116
$134
$66
$58
$62
$60
$85
$86
$79
$82
$54
$51
$57
$53
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
FY 11 Q2
14/16 Belly
72% Trim
20/23 Ham

Smithfield

Consumer packaged meats is experiencing profit growth by optimizing product mix, pricing and sales & marketing



Adjusted EBIT ($ per pound)
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.06
$0.10
$0.12
$0.17
$0.11
$0.12
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
FY 11 Q2

Note: FY 09 and FY 10 results adjusted for packaged meats restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Smithfield

Fresh pork has remained consistently profitable



$250
$200
$150
$100
$50
$-
Fresh pork adjusted EBIT (in millions)
$8
$7
$6
$5
$4
$3
$2
$1
$-
Fresh pork adjusted EBIT ($ per head)
$1.39
$4.50
$2.95
$2.57
$6.89
$34
$141
$97
$78
$197
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2
Adjusted EBIT
Adjusted EBIT ($ per head)

Note: FY 09 and FY 10 results adjusted for fresh pork restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Smithfield

Driving Profitable Growth

Cost Reduction Drives Profitable Growth


Fixed and variable cost reduction
Increased sales & marketing budget
Top line growth
Bottom line growth

Smithfield

Leveraging Brand Portfolio

Core Portfolio of Leading Brands

Total sales=$5.3 billion

Note: Computed as TTM FY 11 Q2 branded sales plus retail and operator markup of 35% across all trade channels

Improving Return on Invested Capital

Return on Invested Capital


20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Return on Invested Capital
Total Pork Segment=10.9%
Total Pork Segment=17.0%
7.6%
12.5%
16.3%
17.4%
Historical
TTM FY 11 Q2
Fresh pork
Consumer packaged meats

Note: ROIC computed as adjusted EBIT, less income taxes at an estimated 34% effective tax rate, divided by invested capital. Invested capital is equal to total capitalization and intercompany debt, less investments in subsidiaries and cash. Refer to Non-GAAP measure reconciliations. Historical is average of actual FY 06 through FY 09. Invested capital for fresh pork and consumer packaged meats is an estimate.

Smithfield

Conclusion

- Smithfield is a leader
- Restructured Pork Group is a platform for growth
- Pork Group is delivering quality and consistent earnings
- Silo mentality is gone
- Company is leveraging its consolidated brand portfolio with coordinated sales & marketing strategy
- Company is focused on Return on Invested Capital

Smithfield

Smithfield

Investor Day 2011







Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011








Serving Up
Profits.

January 18, 2011

Sales and Marketing Platform

Joseph W. Luter IV

Executive Vice President

A Platform For Growth

#1 Supplier to Retail

#1 Supplier to Foodservice

#1 Supplier to Export

#2 Supplier to Deli

Smithfield has more than 5 ,000 customers, none of whom account for more than 10% of sales

Smithfield

Sources: Information Resources, Inc. (IRI); FreshLook Marketing Group

Balanced Trade Channel Velocity


Volume
Other 28%
Retail 38%
Deli 3%
Export 15%
Foodservice 16%


Gross Profit
Other 8%
Deli 10%
Export 14%
Foodservice 22%
Retail 46%


Sales
Other 13%
Deli 6%
Export 12%
Foodservice 23%
Retail 46%

Note: Other=Processor/Industrial; TTM FY 11 Q2 volume, sales (before inter-segment eliminations) and estimated gross profit

Smithfield

Vertical Integration Differentiation

- Traceability
- Assured Supply
- Farm to Fork Branded Programs
- Leverage to sell comprehensive pork programs


LEG OF PORK


Smithfield
Peppercorn Garlic


Farmland
GROUND PORK


Smithfield
Garlic & Herb

Smithfield

Healthy Branded/Private Label Balance


Private Label 34%
Branded 66%

Smithfield

Note: Based on TTM FY 11 Q2 packaged meats volume across all trade channels

Comprehensive Brand Strategy

Individually…	Collectively…
Powerful brands that play to demographics and regional preferences of key consumer segments	Portfolio of core brands that make Smithfield the leading supplier to the retail and foodservice channels

Smithfield

Sources: IRI; FreshLook; Strategic Research Consulting, Inc. (SRC)

Restructured Pork Group provides highly coordinated sales & marketing platform for growth

Before Restructuring	After Restructuring
Decentralized	Centralized
Independent	Coordinated
Volume	Margin
Relationship Focused	Fact Based Focused
Push	Pull
Nimble	Nimble

Restructured Pork Group

=

Highly coordinated sales & marketing platform for growth

Smithfield

Teamwork

- Coordination and collaboration of sales and marketing strategies by
  - Category
  - Geography
  - Brand
- How?
  - Scheduled weekly communications
  - Quarterly synergy meetings
  - Annual plan summits

Top 4 or Better

Category Management

- Fact Based Selling
- Collaborative Consumer Research
- Category Captain Leadership

Leveraging Marketing Budget


Marketing Budget
+
Coordination
+
Brands
Impact

Smithfield

Sales & Marketing Expertise

Chuck Gitkin
John Morrell Food Group

- Vice President, Marketing, Innovation and R&D
- Joined Smithfield in 2008
- Previously held marketing and innovation positions with McCain Foods, Unilever, and Bristol-Myers Squibb

Chad Baker
Smithfield Packing Company

- Senior Vice President of Retail Sales and Marketing
- Joined Smithfield in 1996
- Previously employed by Hormel Foods

Scott Webb
Farmland Foods

- Senior Vice President, Sales, Marketing and R&D
- More than 25 years of professional experience in sales, operations, marketing and product management

John Pauley
John Morrell Food Group

- Executive Vice President of Retail Sales
- Joined Smithfield Foods in 2000
- Over 30 years of experience in the food industry, holding senior positions at Campbell Soup Co. and HJ Heinz

Jason Richter
Smithfield Foods International Group

- President, Smithfield Foods International Group
- Joined Smithfield in 2004
- Previously held positions at Stork and Farmland Foods


Marketing
Team
Sales
Force

Smithfield

Conclusion

- Smithfield is a leading branded packaged meats company
- Restructured Pork Group provides highly coordinated sales and marketing platform for growth with ability to execute comprehensive brand strategy
- Customer and trade channel diversity are strategically important
- Vertical integration continues to be a key point of difference

Smithfield

Smithfield

Investor Day 2011




Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011








Serving Up
Profits.

January 18, 2011

Strategic Brands

Chuck Gitkin

Vice President, Marketing, Innovation and R&D

John Morrell Food Group

Smithfield Strategic Brands

- The Smithfield strategic brand portfolio is designed for profitable growth
  - Brands that win with consumers and hold leading market positions
  - Brands that play to the demographic segments and regional preferences that are inherent in packaged meat
  - Brands with strong pipelines for Quality, Innovation, and Brand Activation



Smithfield

Smithfield Brands

1 billion

Over one billion consumer purchases a year of products with Smithfield brands

✓ <u>Packaged Goods with Smithfield Brands</u>




Make the Moment Rich
ECKRICH


Source: *Internal data*

Smithfield

Smithfield's Largest Brands

Farmland — Good Food from the Heartland® — Since 1959
$1.3 billion

Smithfield
$1.1 billion

Eckrich — Since 1894
$670 million

Armour
$465 million

John Morrell
$461 million

Cook's — Cook's ham. Always good to the bone.®
$387 million

Gwaltney
$321 million

Kretschmar Deli
$188 million

Carando Classic Italian
$124 million

Margherita — For True Italian Taste
$120 million

Curly's
$96 million

Healthy Ones
$75 million

Note: Computed as TTM FY 11 Q2 branded sales plus retail and operator markup of 35% across all trade channels

Smithfield

Brand Heritage

Over 184 years of brand heritage that has defined the meat industry

John Morrell	Armour	Kretschmar	Gwaltney	Patrick Cudahy	Eckrich	Smithfield	Krakus	Farmland
1827	1867	1883	1870	1888	1894	1936	1950	1959


Ham


Dry Sausage


Smoked Sausage


Lunchmeat


Franks


Bacon


Breakfast Sausage


Meatballs


John Morrell


Philip Armour


PD Gwaltney


Patrick Cudahy


Peter Eckrich


Peter Carando


Joe Luter Jr.

Smithfield

Brand Acquisitions

A record of acquiring leading brands and developing a strong portfolio

Smithfield

'80's	'90's	'00's
Gwaltney, Patrick Cudahy, Esskay	John Morrell, Kretschmar, Curly's, Krakus	Farmland, Cumberland Gap, Cook's, Armour, Eckrich, Margherita

Not all brands, acquisitions, and purchases represented

Smithfield

Strategic Product Categories

Cooked Dinner Sausage



ECKRICH
John Morrell
Farmland
Smithfield

Packaged Lunchmeat



ECKRICH
John Morrell
Patrick Cudahy
Healthy Ones
Farmland
Smithfield

Hot Dogs



ECKRICH
John Morrell
Farmland
Gwaltney

Bacon



Gwaltney
John Morrell
Patrick Cudahy
Farmland
Smithfield

Ham



Farmland
Smithfield
John Morrell
Cook's
Cook's ham. Always good to the bone®

Breakfast Sausage



ECKRICH
John Morrell
Farmland

Dry Sausage



Armour
Patrick Cudahy
Margherita
Carando

Deli Meats



Kretschmar
Krakus
Healthy Ones
Margherita
Carando

Smithfield

Brand Strength

Ranked number two overall (17.1% share), leading in several key categories

Category		Smithfield	
Description	Size (MM Pounds)	Market Share	Rank
Smoked Hams	559.3	47.2	1
Smoked Pork	97.4	41.8	1
Value-Added Ham Cuts	67.4	22.5	1
Frozen Meatballs	60.4	20.4	1
Net Weight Hams	21.2	36.5	1
Deli Meats	703.7	10.0	2
Bacon	554.5	16.4	2
Cooked Dinner Sausage	360.6	14.6	2
Portable Lunches	151.5	14.8	2
BBQ Meats	38.5	18.2	2
Packaged Lunchmeat	744.8	8.8	3
Dry Sausage	39.2	11.7	3
Hot Dogs	727.6	11.7	4
Breakfast Sausage	335.7	6.9	4

Source: IRI Total US Food 52 WE 12-05-10, FreshLook Market Total US Food 52 WE 12-05-10

Smithfield

Brand Pricing Segmentation

Smithfield brands cover the spectrum of pricing segments


Gwaltney
Armour
Eckrich
Since 1894
Smithfield
Curly's
Kretschmar
John Morrell
Cook's
Cook's ham. Always good to the bone.
Farmland
Good Food from the Heartland
Since 1959
Margherita
Family Value
Mainstream
Premium

Brand Geography Segmentation

One lead brand for each region for each category

Smoked Sausage Category Example


Farmland.
ECKRICH
Smithfield

Other categories include Bacon and Ham

Smithfield

Brand Growth Model

Share Expansion	Distribution Expansion	Product Expansion	Channel Expansion	Geographic Expansion
Strengthen consumer brands	*Expand shelf presence*	*Expand via new products*	*Move into non-traditional channels*	*Expand promising brands nationally*







Smithfield

Quality

Driving growth via category-leading quality

Farmland Bacon and Breakfast Sausage

Consistently voted best quality by leading food publications

Cooking Light


Cooking Light



Cook's Illustrated

Smithfield Marinated Pork

Superior production technology and quality control delivers best-in-class quality and allows for lower sodium levels


Smithfield

John Morrell Off the Bone

Delivers "fresh carved" quality cues unlike any other packaged lunchmeat


John Morrell
OFF the BONE
Homestyle Carved
HONEY HAM
with Natural Juices

Curly's Barbecue

"Always Pulled, Never Shredded" positioning mandates superior quality vs. competitors



Smithfield

Innovation

Driving growth via product differentiation and category expansion

Eckrich Angus Beef Smoked Sausage

Category first, leverages the growing popularity of Angus Beef


ECKRICH
ANGUS BEEF

Armour Cheese Pepperoni

Breakthrough format appealing to snacking


ARMOUR
Pepperoni

Smithfield Summer Spiral Ham

Fully cooked, ready–to-eat spiral ham to drive additional usage during off season


Smithfield
SUMMER
SPIRAL
HAM

Farmland Dry-Rubbed Seasoned Pork

Topical application of real spices and seasonings makes great taste and BFY easy for consumers



Smithfield

Brand Activation

$10MM F’11 investment in Farmland consumer marketing






Sears
WIN

NEW from Farmland!
FREE

TV | Radio | FSI’s | Digital | Promotion | POS

$14MM F’11 investment in Smithfield consumer marketing


SMITHFIELD
HAM CAPITAL OF THE WORLD



Smithfield

WIN 2 TICKETS

TV/Radio/Web | **FSI’s/ Coupons** | **Spokesperson** | **Earned Media** | **Store Promotions**

$13MM F’11 investment in Eckrich consumer marketing




Real smoke. Real flavor.

Make the moment rich

Real smoke. Real flavor.

Crafted with care

It's Eckrich Season

TV | Radio | OOH | Online | Print | FSI’s | POS

Television Advertising



Smithfield

Smithfield

Investor Day 2011







Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011











Serving Up Profits.

January 18, 2011

Retail Channel

Timothy O. Schellpeper
President
Smithfield Packing Company

Chad Baker
Senior Vice President of Retail Sales and Marketing
Smithfield Packing Company

Smithfield Retail Channel

- The Retail Channel is strategically important to Smithfield as a driver of profitable growth…
  - Capitalizing on strong brands in established and profitable categories
  - Offering variety to multiple demographic segments
  - Intensified Consumer Marketing and Communications


SN
2009
SN
category
excellence
awards

Smithfield

WINNER: Supermarket News Category Excellence 2009 and 2010.

- In Store Execution
- Strength of Brands and Assortment
- Tying into Consumer Trends

Smithfield

Retail Snapshot

38% of Pork Segment **Volume** = 3.0 billion pounds

46% of Pork Segment **Sales** = $4.4 billion

46% of Pork Segment **Gross Profit** = $513 million

Note: TTM FY 11 Q2 volume, sales (before inter-segment eliminations) and estimated gross profit

Smithfield

Key Marketing Strategies

- Connecting Consumers with our brands:

The Essence of the Brands

  - Bringing variety to everyday meals
  - Making special occasions more memorable
  - Making Moms and Dads Heroes at mealtime

- Each Brand has membership rules

Smithfield

Market Leadership



Smithfield Leading Across 9 Key Consumer Categories
MARKET SHARE
70%
60%
50%
40%
30%
20%
10%
0%
Branded Retail
Private Label Retail
#1
#1
#1
#1
#2
#2
#2
#2
#3
Smoked Hams 560M
Smoked Pork 97M
Specialty Cut Hams 67M
Frozen Meatballs 60M
Bacon 555M
BBQ Meats 39M
Cooked Dinner Sausage 361M
Deli Meats 703M
Packaged Lunch Meats 745M

Source: IRI Data Through 12-05-10 and Freshlook Data Through 12-05-10

Smithfield


Smithfield Foods
may not be on the tip of their tongues

...But Our Brands are.

Smithfield	Farmland. Good Food from the Heartland™ Since 1959	Cook's® Cook's ham. Always good to the bone.®
Eckrich Since 1894	Curly's	John Morrell Off the Bone Hand Pulled
Margherita For True Italian Taste	Gwaltney	Armour

Strong Positions Throughout the Grocery Store



17% MARKET SHARE IN KEY CATEGORIES
Smoked Pork #1
Smoked Ham #1
Ham Cuts #1
BBQ Meats #2
Fresh Pork #1
Branded Meats
Dinner Sausage #2
Packaged Lunchmeat #3
Portable Lunches #2
Hot Dogs #4
Branded Meats
Deli Meats #2
Breakfast Sausage #4
Bacon #2
Frozen Meatballs #1
Center Store
Dry Sausage #3
Bakery
Dairy
Produce
Front End

Source: IRI Data Through 12-05-10 and Freshlook Data Through 12-05-10

Smithfield

On almost *every* table in America

Strong partnerships with a majority of the nation's top 75 retailers (and with every member of the top 10) provide matchless distribution from coast to coast.

Smithfield's Retail Strength is in Brands

For the last three years, Smithfield has continued to maintain a strong branded business.


SMITHFIELD FOODS
Current 12 Months
100%
75%
50%
25%
0%
24%
76%
RETAIL
PACKAGED MEATS INDUSTRY
Current 12 Months
100%
75%
50%
25%
0%
22%
78%
RETAIL
Branded
Private Label

Source: Internal Data and IRI Data Through 12-05-10

Smithfield

America's Pork and Packaged Meat Provider

Smithfield sells *MORE* pounds of products across *MORE* consumer segments and categories than any other company in the country.



PACKAGED MEAT POUNDS SOLD
MORE CONSUMER SEGMENTS
MORE CATEGORIES
849 MM
Smithfield
608 MM
Sara Lee
Cargill
kraft foods
Hormel Foods
BAR S
248 MM
92 MM
549 MM
325 MM
Size when store brands supplied by Smithfield are included

Source: IRI Total US Food 52 WE 12-05-2010, FreshLook Marketing Total US Food 52 WE 12-05-10

Categories = 22 retail protein categories including: Smoked Meats, Dinner Sausage, Franks, Breakfast Meats, Lunchmeat, Deli, and multiple other segments

Smithfield


Smithfield
SMOKED PORK CHOPS
HONEY HAM
ham pork bacon

Smithfield Retail Success

Smithfield

- The Paula Deen Spiral generates double the margin rate and continues to grow volume year over year.



Paula Deen Spiral

Heavy Marketing Campaign
PD Signature Crunchy Glaze
Bright Blue Mylar


MARGIN
+2X
0.0
Smithfield Spirals
Paula Dean Spirals


VOLUME
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2008
2009
2010
2011

Smithfield

Data Source: Bar chart: Internal Fiscal Year Data *projection FY'11


Farmland
Good Food from the Heartland™
Since 1959
ham
sausage
bacon

Farmland Retail Success

- Farmland's bacon volume and dollar sales growth is outpacing the category.



BACON LBS AND DOLLAR SALES
Current 52 Weeks, Total U.S.
15.00%
10.00%
5.00%
0.00%
–5.00%
–10.00
LB Trend
2%
-7%
4%
13%
$ Trend
Bacon Category
Farmland Bacon

Source: IRI Data Through 12-05-2010

Smithfield


ECKRICH
Since 1894
smoked sausage

Eckrich Retail Success

- Eckrich Smoked Sausage is growing its retail footprint faster than any other sausage brand.


TOTAL POINTS of DISTRIBUTION % CHANGE vs. YA
Eckrich 10.9%
Smithfield 7.1%
Jennie-O 2.9%
Hillshire Farm –1.7%
Butterball –29.9%

Source: IRI Data Through 12-05-2010

Smithfield


Cook's®
Cook's ham. Always good to the bone.®
ham ham and more ham

Cook's Retail Success

- The ham leader is outpacing the category on Spiral Ham volume and growing the category.



SPIRAL HAMS
% Pound Change vs. Year Ago
4.5%
20.7%
Spiral Ham Category
Cooks Spiral Hams

Source: Freshlook Data Through 11-07-2010

Smithfield


CURLY'S
Leading the finger-lickin' category.
barbeque

Curly's Retail Success

- Leading the finger-lickin' category with superior quality.

2006-2010 – Volume and Dollar Growth (CAGR)



20%
15%
10%
5%
0%
–5%
16%
15%
-3%
-2%
Volume Sales
Dollar Sales
BBQ Category
Curly's BBQ

Source: IRI Data Through 12-05-2010

Smithfield

Brand Activation

Paid Media	 Farmland	*TV (National Cable), National Magazines, Online Media*
FSI/Coupons		*National and Regional Distribution, in-Store POP*
Spokespersons		*Relevant Brand and Product Champions; Leveraged Events and Sweepstakes*
Earned Media		*Public Relations, Helping Hungry Homes*
Sports Marketing		*Event and Team Sponsorships, Affiliations, Promotions*

Paid Media

Television

Cook's
Cook's ham. Always good to the bone.®



ECKRICH
Since 1894



Farmland.
Good Food from the Heartland®
Since 1959



Smithfield.



Web and FSIs

WEB


CURLY'S
Always pulled. Never shredded!
Click "Spin" to play!
Take the Curly's CHALLENGE
SPIN

FSI


Cook's
The flavor of the holidays.
PERFECT FOR A SCHOOL NIGHT.
SAVE $1.00
on any Cook's Ham and Ham Steaks

Smithfield

Spokespersons

Paula Deen



Celebrity cook and restauranteur. Like Smithfield, Paula is recognized for wholesome and delicious meals the whole family can love. Over 80% of target consumers are aware of Paula Deen.

Kirk Herbstreit



Popular ESPN analyst and sports personality. Helps Eckrich Sausage appeal to target consumers and send the message that Eckrich is THE sausage for game day.

Farm Families



Represent trust and quality recognized with the Farmland brand. Farmland portrays this association with farm families on their packaging and advertising.

Smithfield

Earned Media

Helping Hungry Homes

40 HHH and FTH Donations

8 Million Servings

23 Retail Partnerships

280 Media Stories


Smithfield
HELPING HUNGRY HOMES
Smithfield

Smithfield

Sports Marketing



Smithfield

Smithfield

The nation's *leading* provider

- ham
- pork
- bacon
- fresh sausage
- smoked sausage
- barbeque

Smithfield

Investor Day 2011







Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011







Serving Up
Profits.

January 18, 2011

Foodservice Channel

Michael E. Brown
President
Farmland Foods

Scott E. Webb
Senior Vice President, Sales, Marketing and R&D
Farmland Foods

Smithfield Foodservice

- The Foodservice Channel is strategically important to Smithfield as a driver of profitable growth…
  - Consistent earnings
  - Market leader in pork
  - Strong distribution network
  - Diversified portfolio
    - Customers/segments
    - Products

Share of Stomach



Foodservice
48%
$588 billion
Grocery
52%

Smithfield

Foodservice Snapshot

16% of Pork Segment **Volume** = 1.2 billion pounds

23% of Pork Segment **Sales** = $2.2 billion

22% of Pork Segment **Gross Profit** = $245 million

Smithfield

Note: TTM FY 11 Q2 volume, sales (before inter-segment eliminations) and estimated gross profit

The Leader In Foodservice Pork


Foodservice Pork Sales (in millions)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Foodservice Market Share
30%
25%
20%
15%
10%
5%
0%
28.2%
$2,710
10.8%
$1,040
9.6%
$924
6.9%
$662
5.7%
$552
1.9%
$179
1.4%
$136
28¢ of every dollar spent on pork in Foodservice is for a Smithfield product!
Smithfield
Tyson
Hormel Foods
Sara Lee
KRAFT
Cargill
JBS

Smithfield

Source: SRC - Poultry Beef Pork Report 2009 (Final Edition), Meat = any blend of animal proteins

Smithfield holds leading market share positions in all foodservice pork categories


Foodservice Market Share
40%
30%
20%
10%
0%
33.5%
32.5%
31.5%
29.0%
29.0%
24.5%
24.0%
23.7%
19.5%
17.8%
#1
#2
#1
#1
#1
#2
#2
#1
#3
#3
Rank
Bacon
BBQ Meats
Ham
Pork Chops
Flake & Form Pork
Pre-Cooked Ribs
Pre-Sliced Deli Meats
Pork Roasts
Stir-Fry Meats
Breakfast Sausage

Smithfield

Source: SRC Poultry, Beef, and Pork Report 2009 (Final Edition)

A Strong Presence In Foodservice

- Smithfield brands carried in nearly every full-line Foodservice distributor nationally
  - **43 of the top 45 Foodservice distributors**

PFG

GFS® gordon food service

Good things come from Sysco™

U.S. FOODSERVICE™

Reinhart FoodService®



Smithfield

Source: Top 50 US Foodservice Distributors, Top Restaurants QSR 50 by 2009

A Strong Presence in Foodservice National Accounts

- **Smithfield products are utilized in each of the top 10 restaurant chains!**
  - **20 of the top 25!**
  - **37 of the top 50!**

Smithfield

Source: Top 50 US Foodservice Distributors, Top Restaurants QSR 50 by 2009

Channel Overview

- Business Structure
  - Commercial
    - National chain accounts
    - Lodging
    - Small-Medium Size Chains
    - Independent Operators
  - On-Site (Non-Commercial)
    - Health care/Senior Living
    - Recreation
    - Business & industry
    - College & university
    - K-12 Schools

Smithfield

National Chain Accounts

Ryan's

Buffalo Wild Wings Grill & Bar

Carl's Jr.

Famous Dave's Legendary Pit Bar-B-Que

Ruby Tuesday

Golden Corral

Village Inn

Panera Bread

Einstein Bros Bagels

Mimi's Cafe

IHOP Restaurant

Old Country Buffet

Bakers Square Restaurant & Pies

Arby's

A&W

Shoney's

Chili's Grill & Bar

White Castle

Denny's

Landry's Restaurants, Inc.

Texas Roadhouse

Checkers Burgers • Fries • Colas

Rally's Hamburgers

Smithfield

Lodging

RED LION HOTELS

The Waldorf=Astoria
A Hilton Hotel

Holiday Inn Express

HOMEWOOD SUITES
Hilton

Hilton

DOUBLETREE

EMBASSY SUITES HOTELS

Hilton Garden Inn

Hampton Inn

HOME2 SUITES BY HILTON

Hilton Grand Vacations

CONRAD HOTELS & RESORTS

Smithfield

A Strong Presence In The Second 100 National/Regional Accounts

7 ELEVEN

MGM GRAND

FIVE GUYS BURGERS and FRIES

BACK YARD BURGERS

Harrah's

Qdoba MEXICAN GRILL

JOE'S CRAB SHACK

FUNNY NAME Schlotzsky's SERIOUS SANDWICHES

RoyalCaribbean INTERNATIONAL

FIREHOUSE SUBS PUBLIC SAFETY FOUNDATION

BEEF 'O' BRADY'S Established in 1985

Potbelly SANDWICH WORKS

Smithfield

Health Care/Senior Living & Recreation

Health Care/Senior Living

SUNRISE SENIOR LIVING

NAVIGATOR Group Purchasing, Inc.

BROOKDALE SENIOR LIVING

Forum PURCHASING

HPSI Purchasing Services

Holiday RETIRE WITH STYLE

Recreation

WASHINGTON NATIONALS

DETROIT PISTONS

KC Royals

Business & Industry/College & University

Business & Industry	College & University
Compass Group	West Virginia University
Aramark	Xavier University
Sodexo	Virginia Tech – Invent the Future
Foodbuy	The University of North Carolina at Chapel Hill
AVI Food Systems	University of Virginia
	Pitt
	Ohio State

Consumer Trends & Operator Initiatives

Bacon



Quality

Ham



Better-For-You

Breakfast Sausage



Value

Smoked Sausage



Innovative Appetizers

Fresh Pork



Center Plate Comfort Food

Fabricated Ribs



Center Plate Quality & Taste

Dry Sausage



Ethnic Flavored Snack Solutions

Pre-Cooked



Portion Control, Speed & Labor Reduction

Smithfield

Strategic Product Categories/Brands

Bacon



Farmland Good Food from the Heartland Since 1959
John Morrell
Smithfield
Armour

Ham



Smithfield
Farmland Good Food from the Heartland Since 1959
John Morrell

Breakfast Sausage



Farmland Good Food from the Heartland Since 1959
Armour
Smithfield
John Morrell

Smoked Sausage



Farmland Good Food from the Heartland Since 1959
Smithfield

Fresh Pork



Smithfield
Farmland Good Food from the Heartland Since 1959

Fabricated Ribs



Farmland Good Food from the Heartland Since 1959
Curly's
Smithfield

Dry Sausage



Margherita
Carando Classic Italiano
Patrick Cudahy

Pre-Cooked



Farmland Good Food from the Heartland Since 1959
Smithfield
Curly's
Armour

Smithfield

Large And Efficient Distribution Network

Capable Of Delivering 80% + Of Population Overnight


WA
MT
ND
MN
ME
OR
ID
WY
SD
WI
MI
MI
NY
VT
NH
MA
CT
NE
PA
CA
NV
UT
CO
KS
OH
NJ
MO
KY
WV
VA
NC
OK
AR
TN
MS
AL
SC
GA
AZ
NM
TX
LA
FL

★ Smithfield Processing Facilities

Smithfield

Channel Leadership

Driving Growth Through Market Leadership In *Pork*

Culinary/Category Leadership
- Innovative Products
- Menu ideation/ Development
- Flexible R&D (plant/corporation)
- Healthy – Better For You

Vertical Integration
- Assured Raw Material Supply
- Meat (quality/food safety)
- Diverse Supply
- Consistency

Value Added Service
- Carcass Hedging Programs
- Category Management
- Trade Planning System
- Complete push/pull marketing program

Application/Operator Driven
- Agile & Quick
- Ease of Use
- Breath & Depth
- Value Proposition

Smithfield

Platforms For Growth

Segment Growth	Product Growth
Health care	Breakfast
College & universities	Sandwiches
Retirement/senior living	COP (lunch & dinner)
QSR	Better-for-you
K-12 Schools	Ethnic flavors
Lodging	Comfort foods
C-Stores	

Smithfield

Key Marketing Strategies

- Leverage strong branded distribution to grow street business
- Leverage vertical integration model to drive point of difference with operators – *Farm to Table*
- Further develop category management processes to drive branded growth
- Capitalize on key growth segments, product innovation and ethnic trends
- Continue to build upon national customer coverage and push/pull marketing initiatives

Smithfield

A Recipe For Success In Foodservice Sales And Marketing

- National customer coverage and "push/pull" marketing programs


Congratulations to Wendy's on 40 great years!
Partnering to make sandwiches BACON-LICIOUS!
Smithfield

Chain POS


Appetizing profits.

Direct Mail


These appetizers make for some appetizing sales.

Rebates and Coupons

WAFFLE HOUSE

Menu Mentions


Sales
Brokers
Operators


Smithfield

Internet Ads and E-mail Blasts


Money in your pocket.

Broker Incentives



Trade Ads

Smithfield

Summary

- Size of the prize
  - $588 Billion in Sales
- Importance to Smithfield
  - 22% of Pork Segment Margin
- Channel Leadership/Platform For Growth
  - Culinary/Category Leadership
  - Vertical Integration
  - Value Added Service
  - Application/Operator Driven

Share of Stomach


Foodservice
48%
Grocery
52%

Smithfield

Smithfield

Investor Day 2011










Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011










Serving Up
Profits.

January 18, 2011

Deli Channel

Joseph B. Sebring
President
John Morrell Food Group

John Pauley
Executive Vice President of Retail Sales
John Morrell Food Group

Smithfield Deli

- The Deli Channel is strategically important to Smithfield as a driver of profitable growth
  - Most profitable channel (profit % of sales)
  - Key Segments Covered
  - Strong Brand Portfolio





Smithfield

Deli Snapshot


3% of Pork Segment
Volume
= 236 million pounds
6% of Pork Segment
Sales
= $631 million
10% of Pork Segment
Gross Profit
= $110 million

Note: TTM FY 11 Q2 volume, sales (before inter-segment eliminations) and estimated gross profit

Smithfield

Deli Leadership

- Smithfield is the 2nd largest Deli Meats manufacturer, with a 9.6% market share of this 700.6 MM pound category


Market Share of Leading Deli Manufacturers
Share of Market
19.7%
9.6%
5.6%
4.3%
3.4%
2.9%
Boar's Head Brand
Smithfield
Hormel Foods
Sara Lee
DIETZ & WATSON
Tyson

Source: FreshLook Market Total US Food 52 WE 11-07-10

Category Leadership

- The combined Smithfield brands command a #1 or #2 position in six of the largest Deli Meats categories

Segment	Share	Ranking
Pepperoni	37.7%	1
Salami	32.9%	1
Loaves	23.6%	1
Bologna	16.5%	2
Ham	14.5%	2
Italian	10.8%	2

Source: FreshLook Market Total US Food 52 WE 11-07-10

Smithfield

Deli Sales

- Deli expertise built on a strong portfolio of leading deli brands
  - National
  - Regional
  - Specialty
  - Private Label

Patrick Cudahy | Armour | Kretschmar | Krakus | Margherita

Smithfield | Lean Generation | Healthy Ones | Eckrich Deli | Carando



Walmart Save money. Live better. | Kroger | meijer

Lipari Since 1963 | Giant Eagle | Publix

Supervalu | H-E-B | Safeway

Stop&Shop | Food Lion | ShopRite

- Distribution with key retailers nationally in the major deli categories
  - Bulk Meats and Cheeses
  - Pre-Sliced Meats and Cheeses
  - Bulk and Sliced Dry Sausage
  - Prepared Foods and Specialty Items

Smithfield

Brand Focus

- 62% of Smithfield volume is branded, in line with the category


Private Label
38%
Branded
62%

* Grocery RW Deli = 36% Private Label; 64% Branded
(Source: FreshLook Market Total US Food 52 WE 11-07-10

Smithfield

Direct Store Delivery

- Supporting full-service Deli customers in addition to providing Meat Department coverage
  - 332 Sales Professionals
  - 250 Trucks
  - 23 Branches
  - 205 Routes
  - 4,563 Supermarkets


ECKRICH

ECKRICH DELI | ARMOUR | Healthy Ones | Krakus | Margherita | CARANDO Classic Italian

Smithfield

Deli Consumer Needs



Top 2 Box - Importance Factors - Category Averages
Very
Extremely Important
Total
Item's Appearance
36%
51%
87%
Item's Taste
34%
51%
85%
Item's Value
35%
39%
74%
Health Focus
39%
31%
70%
Store Factors
38%
29%
67%
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
% of Respondents Stating Importance Rating

Source: OTX

Smithfield

Addressing Key Consumer Needs

Delivering on the attributes ranked most important by Deli consumers

Health Focus

Products lower in sodium and fat, made without fillers or artificial flavors

Appearance – Quality

Products made with superior production methods for consistently high-quality appearance

Taste – Quality

Products made with the finest ingredients and without gluten, MSG, or fillers

Value

Products offering good quality at a superior value to budget-conscious consumers

Smithfield

Strategic Product Categories

Poultry



Ham



Bologna



Salami



Loaves



Italian



Pepperoni



Prepared Foods



Innovation

Driving growth via category-leading quality

Kretschmar Off the Bone

Premium deli meats made with the highest quality standards to replicate oven roasting


Kretschmar
HAM
Kretschmar
OFF THE BONE

Carando Riserva

European profile deli meats and packaging designed to appeal to gourmet consumers


CARANDO
CARANDO

Krakus Reduced-Sodium Ham

All of the quality and taste of Krakus premium ham, with less sodium for a healthier diet


IMPORTED
Krakus
Polish
Ham
Krakus

Smithfield Flavor-Infused Hams

Innovative new hams, including Double-Smoked, Cracked Pepper, Cinnamon Spiced, Chipotle


Smithfield
Smithfield

Smithfield

Kretschmar CAGR

- One of the fastest growing full-line Deli brands, outpacing the category



2007-2010 CAGR
Kretschmar vs. Total Deli
0.8%
6.9%
2.0%
7.2%
Dollars
Pounds
Total Deli Meats
Kretschmar

Source: FreshLook Market Total US Food 2007 to 2009 (Each data set through 1st week of November)

Smithfield

Smithfield

Investor Day 2011











Serving Up Profits.

January 18, 2011

Smithfield

Investor Day 2011





Serving Up Profits.

January 18, 2011

Export Channel

Joseph W. Luter IV
Executive Vice President
Smithfield Foods

Jason Richter
President
Smithfield Foods International Group

Smithfield Foods International Group

- The Export Channel is strategically important to Smithfield as a driver of fresh pork profitability
  - Positioned for future growth in emerging markets
  - Focused on selling both commodity and value added products
  - Offices in Japan, China, Mexico and Russia

Smithfield

Export Snapshot

15% of Pork Segment **Volume** = 1.2 billion pounds

12% of Pork Segment **Sales** = $1.2 billion

14% of Pork Segment **Gross Profit** = $153 million

Smithfield

Note: TTM FY 11 Q2 volume, sales (before inter-segment eliminations) and estimated gross profit

Japan and Mexico are Smithfield's leading export markets

Volume


Korea
3%
Other
13%
Mexico
26%
Canada
5%
Russia
10%
China/HK
18%
Japan
25%

Dollars


Korea
2%
Other
10%
Canada
8%
Japan
43%
China/HK
10%
Russia
11%
Mexico
16%

Note: FY 11 Q2 YTD Smithfield export markets; Other Category consists of sales to the following countries: Australia, The Bahamas, Bermuda, Brazil, Bulgaria, Caribbean, Chile, Columbia, Croatia, Cuba, Dominican Republic, El Salvador, EU, Guatemala, Haiti, Honduras, Malaysia, New Zealand, Panama, Philippines, Singapore, Taiwan, Vietnam

Smithfield

Low Cost Producer


Estimated Live Hog Price
($ per pound)
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
United States
France
Canada
Denmark
Poland
Spain
Romania
Hungary
Netherlands
Germany
Brazil
Mexico
Chile
China
Russia
Australia
South Korea
Importing Country
Exporting Country

Smithfield

Note: Week ending 12/18/10

#1 U.S. Pork Exporter



Smithfield Share of U.S. Export Volume (FY 11 TYD)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25.6%
43.1%
35.6%
31.5%
26.4%
25.0%
15.7%
#1
Global
SE Asia
Russia
China/HK
Japan
Mexico
Canada
Market Outlook:
Growing
Unknown
Stable

"Russia is a riddle, inside an enigma wrapped in a mystery."

-Sir Winston Churchill

Smithfield

North and South America

Canada

Loblaws
Subway
Sobeys
Costco.ca
metro
Walmart Canada

Mexico

Sigma alimentos
norson
H-E-B Here Everything's Better.
SuKarne



Smithfield

Other Major Global Customers



Poland

ANIMEX

Spain

Campofrio

Russia

MIRATORG

Korea/Taiwan

COSTCO WHOLESALE

Japan

プリマハム

Sumitomo Corporation

Marubeni

ニッポンハム Nippon Meat Packers, Inc.

COSTCO JAPAN

マクドナルドハンバーガー

KG KANEMATSU CORPORATION

China

双汇集团 SHINEWAY GROUP

中粮 COFCO

HONGYIN 虹信

SUBWAY

7 ELEVEN

SEIYU

AEON

Smithfield

Key Strategies

- Continue "direct market" approach
- Capitalize on vertically integrated model
  - Provides traceability and adaptability of raw materials
- Arbitrage worldwide markets
- Increase value added sales of packaged meats
- Develop efficient supply chain in emerging markets to sell chilled pork

Smithfield

Investor Day 2011










Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011






Serving Up Profits.



January 18, 2011

Market Dynamics and Hedging

Dhamu Thamodaran

Senior Vice President and Chief Commodity Hedging Officer

Market Dynamics

U.S. Corn Price ($ per bushel)



$7
$6
$5
$4
$3
$2
$1
$0
EPA Biofuel Policy (Aug 2005)
Avg. = 2.50
5.25
4.25
New Equilibrum?
Avg. = 3.75
'80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12

Smithfield

Global Corn Price ($ per bushel)



China 7.89
Mexico 7.61
Poland 6.73
Romania 5.45
Brazil 5.48
US 5.48
Volatile as searching for new equilbrium.
2.41
3.74
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10

Smithfield

Global Hog Markets – Carcass Value ($ per hundredweight)


China: 120
Chile: 106
Brazil: 99
Germany: 88
Mexico: 88
US: 69
Canada: 62
Exports are key for strong US hog prices.
93
52
175
165
155
145
135
125
115
105
95
85
75
65
55
45
35
25
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11

Smithfield

Cold Storage

Million Pounds in Frozen Inventory

	Nov-09	Oct-10	**Nov-10**	%of Oct-10	**% of Nov-09**
Pork	483	482	**469**	97%	**97%**
Beef	431	415	**441**	106%	**102%**
Chicken	659	735	**767**	104%	**116%**
Total	1,573	1,631	**1,678**	103%	**107%**
Pork Bellies	44.6	23.2	**37.7**	162%	**84%**
Hams	83.4	154.5	**100.9**	65%	**121%**
Whole Turkey	76.2	242.2	**44.2**	18%	**58%**
Other Turkey	168.3	168.0	**131.6**	78%	**78%**

Smithfield

Hedging

What Do We Hedge?

Hog Production Segment

Feed Ingredients

- Corn
- Soybean meal
- Wheat

Lean Hogs



Pork Segment

Hog Procurement

- Forward contracts

Forward Pork Product Sales

- Fresh pork
- Packaged meats (bacon, ham, etc.)

Energy Use

- Natural Gas

Smithfield

Smithfield's Commodity Profile

		Annual Volume
Feed Ingredients	Corn	150 million bushels
	Soybean meal	1.1 million tons
	Hog Production	16.5 million hogs
	Natural Gas	8.6 million BTU

Smithfield

Sensitivity Analysis

$1 per bushel in corn	$50 per ton in soybean meal	$5 per cwt in live hog price
=	=	=
$10 per head	$3 per head	$13 per head

Hedging Objectives

Feed Ingredients	Lock in targeted break-evens
Hog Production	Lock in targeted margins per head
Hog Contracting	Lock in assured supply; reduce basis and price risks associated with contracting
Forward Sales Hedge	Reduce margin risk associated with fixed price sales
Energy	Lock in assured supply at desired price levels

Smithfield

Hedging Tools

Feed Ingredients and Hog Production	Exchange Traded Futures, Options, Simple Collars No Exotic Options
Hog Procurement	Exchange Traded Futures
Forward Sales	Exchange Traded Futures, Options
Natural Gas	OTC Straight Swaps

Governance – Risk Limits and Policies

All Derivative Activity Governed by Corporate Policies	No Speculative Trading- all positions have an underlying physical commodity
BOD and Lender Imposed Margin Limits	Thresholds are set to avoid margin liquidity events
Management Reporting	Robust daily, weekly and monthly reports

Smithfield

Financial Reporting

Kenneth M. Sullivan

Vice President of Finance and Chief Accounting Officer

Grain Hedging Example

Goal
Buy corn @ $4.00 per bushel to lock in $55 per hundredweight breakeven

	Cash	Futures
Today		Buy corn contract @ $4.00 per bushel
Later	Buy corn in spot market @ $6.00 per bushel	Sell corn contract back @ $6.00 per bushel

Results

Cash price paid	$6.00 per bushel
Less futures gain	$2.00 per bushel
Net buying price	**$4.00 per bushel**

Smithfield

Hedge vs. Mark-to-Market Treatment

Disclosures Excerpt

"All derivatives are
liabilities
derivativ
as part c

For deriv
accounti
earnings
referred

For deriv
instrume
recorded
"mark-to-market" method).

Hedg
...cha
earnir
earnir

MTM Method

...changes in fair value are recorded immediately in current period earnings

Mark-to-Market Method

Gains and Losses are recorded directly to the P&L

$2 of unrealized gains/losses is charged immediately to the P&L

No matching with the underlying hedged transaction occurs

Derivative is recorded on the balance sheet at fair value

A $2 derivative asset is recorded to reflect the fair value of the open derivative contract


Income Statements
Sales
Cost of Sales


Balance Sheets
Other Current Assets
Accrued Expenses

Smithfield

Hedge Method

Physical Transaction with Farmer
When the Company purchases corn for $6 from the farmer, it is initially recorded in the inventory account and later charged to cost of sales when the hogs that were fed the corn go to market.

THE NET AMOUNT IN THE P&L IS $4 CORN.

Derivative is recorded on the balance sheet at fair value
A $2 derivative asset is recorded to reflect the fair value of the open derivative contract

Settlement of Derivative Contract
$2 cash is received and the derivative asset is eliminated from the books.

Gain deferred on B/S…
$2 gain on hedge is "stored" in AOCI until the hogs that were fed the corn go to market.

…then amortized into income
The $2 is then amortized into the P&L over the 6 month life cycle of a hog.


Income Statements
Sales
Cost of Sales
Balance Sheets
Cash
Other Current Assets
/ Accrued Expenses
AOCI

Smithfield

What We Report

In each quarterly SEC filing, we report:

- Gains/losses from derivatives
- Margin deposits/advances
- Counterparty credit risk for non-exchange traded instruments
- Derivative assets and liabilities on the balance sheet

- Relative volumes hedged
- Amounts deferred and recognized under hedge accounting
- Open mark-to-market adjustments (only when significant)

We do not separately report:

- Details about open positions
- Offsetting cash transactions!

Smithfield

"Mark-to-Market" Adjustments Defined

Unrealized gains/losses from two types of open derivative contracts:

1

Existing MTM designated contracts that were open at both the beginning and end of the quarter

OR

2

New MTM designated contracts opened during the quarter that remain open at the end of the quarter

Smithfield

Investor Day 2011





Serving Up Profits.

January 18, 2011

Smithfield

Investor Day 2011







Serving Up
Profits.

January 18, 2011

Hog Production Segment

Jerry H. Godwin

President

Murphy-Brown, LLC

Hog Production Segment Mission

Provide a competitive, integrated platform that creates value through managed supply of consistent, high quality, and traceable raw material to Pork segment

Vertically integrated platform = Competitive advantage in Pork segment

Hog Production Segment Snapshot


845,000
sows
Farms
across
12 states
Produces
17 million
hogs
annually
Supplies
15 million hogs
to Pork segment
Sells 2 million
hogs externally
Smithfield is
roughly 50%
vertically
integrated

Smithfield

Hog Production Group Management Team

Dr. Gregg Schmidt
President, Murphy-Brown East Production Operations

Murphy-Brown LLC

- 24 years in hog and turkey production industries
- Most recently president of international hog production in Mexico, Poland and Romania for 9 years
- Joined Carroll's Foods in 1986 as nutritionist

Dr. Steve Pollmann
President, Murphy-Brown West Production Operations

Murphy-Brown LLC

- 26 years experience in hog production industry
- Joined company as general manager of Circle Four Farms and later promoted to vice president of Western Operations
- Previously employed as vice president research and technology for Consolidated Nutrition

Dr. Terry Coffey
Chief Science & Technology Officer

Murphy-Brown LLC

- Nearly 20 years experience in hog production management
- Responsible for Smithfield Premium Genetics
- Faculty in Animal Science Departments of University of Florida and North Carolina State University
- Member of American Institute of Nutrition, American Society of Animal Science and British Society of Animal Science

Smithfield

Hog Production Cost Savings Initiative

Philosophy & Plan

- Philosophy – Least cost is only competitively sustainable position
- Plan – Improve operating efficiencies, productivity, competitive cost structure and profitability
- Benefits – Fully achieved by end of three-year period

Initiative provides less than 1.5 year payback and more competitive cost structure

$86 million CAPEX

+

$44 million one time charges

→

$90 million or $.02 per pound annual benefit

Smithfield

Company projects $90 million or $.02 per pound potential annual benefit to raising costs from initiative



Projected benefit to raising costs ($ per pound)
$0.02
$0.01
$(0.00)
Year 1
Year 2
Year 3
Pace and degree of improvements driven in large part by biology and animal health

Smithfield

Details of Plan

- Farm reconfigurations and conversions
  - Age, size and design of facilities has eroded historical raising cost advantages
  - Company will convert its farrow to finish farms to modern wean to finish design
    - Increase productivity, improve animal health and lower cost
    - Decrease freight on feed and live haul

Details of Plan

- Termination of certain breeding stock sourcing contracts
  - Replace breeding stock with lower cost, more productive and higher quality animals
- Termination of certain high cost, third-party hog grower contracts
  - Geographically disadvantaged
  - Older, non competitive facilities

Raising Costs

Smithfield Raising Costs vs. Iowa State University (ISU) Model

	East/Other	Midwest
% of operations	80%	20%
Corn & soybean meal	Disadvantage	Comparable

- Smithfield Midwest is comparable to Iowa State University (ISU) model
  - Hog Production Cost Savings Initiative will shift towards lower quartile
- Majority of Smithfield operations have $3 per hundredweight freight/basis feed disadvantage to ISU model
  - Hog Production Cost Savings Initiative will reduce disadvantage
- Revenue – Smithfield averages price premium to Iowa-Southern Minnesota (ISM) market

Smithfield

Raising costs have increased from low $40s per hundredweight in fiscal 2005 to mid-$50s per hundredweight in fiscal 2011


Total impact to Raising Cost =
$12-13 per hundredweight
$14
$12
$10
$8
$6
$4
$2
$-
Change FY 05 to FY 11
($ per hundredweight)
Energy
Soybean meal
Corn
Impact to Raising Cost

Smithfield

Hog Production Outlook Remains Positive

Hog Production Outlook Remains Positive

- Company is actively improving operating efficiencies, productivity, cost structure and profitability
- Raising costs will remain in the mid-$50's per hundredweight in fiscal 2011, despite higher grain prices
- Ethanol and other factors are likely to continue to create volatile grain markets
- Continued lower hog supplies and strong exports are bullish for hog prices

Smithfield

Hog Production Outlook Remains Positive

Company expects profitability in Hog Production segment in fiscal 2011 and beyond

Smithfield

Smithfield

Investor Day 2011









Serving Up Profits.



January 18, 2011

Smithfield

Investor Day 2011





Serving Up Profits.

January 18, 2011

Corporate Social Responsibility Programs

Dennis H. Treacy

Senior Vice President, Corporate Affairs and Chief Sustainability Officer

Key CSR Areas for Smithfield



Environment

- ISO 14001 Certification (EMS)
- Bioenergy Task Force
- Database Development
- Environmental Awards
- Environmental Compliance Committee (ECC)



Animal Welfare

- Industry-leading Animal Welfare Management System
- Live-haul accident response
- Conversion to group housing
- Limited use of antibiotics under veterinarian direction
- CO_2 stunning



Food Safety

- State-of-the-art facilities/technology
- New food safety policy
- Food safety auditing
- Traceability
- Cloning policy



Employees

- Corporate Director of Health and Safety
- Employee Injury Prevention Management System (EIPMS)
- Safety Awards
- Human Rights Policy
- Diversity Committee



Community

- Learners to Leaders™
- Helping Hungry Homes™
- Smithfield-Luter Foundation
- World Water Monitoring Day
- FFA Environmental and Natural Resources Award

Smithfield

CSR Across Our Business



GOVERNANCE
ANIMAL WELFARE
FOOD SAFETY
SMITHFIELD FOODS
HOG PRODUCTION
FRESH PORK (First processing)
PACKAGED MEATS (Further processing)
Bacon
TRANSPORTATION
RETAIL, FOOD-SERVICE, EXPORT AND PROCESSING & INDUSTRIAL CUSTOMERS
MEALTIME (End consumers)
COMMUNITIES
EMPLOYEES
HUMAN RIGHTS
HEALTH & SAFETY
ENVIRONMENT

Smithfield

Value Creation and Risk Management

- Encourages competitiveness and innovation
- Promotes sustainable business model
- Integrates business into the community
- Develops human capital
- Mitigates operational impact and risks
- Creates access to growing, influential consumer segment

Smithfield

Perceptions of responsibility are shaping products and marketing

CERTIFIED HUMANE RAISED & HANDLED

USDA ORGANIC

FAIR TRADE CERTIFIED

CARBON TRUST

CERTIFIED Carbonfree Carbonfund.org

CERTIFIED NATURALLY GROWN

American Humane CERTIFIED


CAGE FREE
CAGE FREE
FRESH EGGS


100%
ALL NATURAL
BONELESS SKINLESS
CHICKEN BREASTS

GREEN SEAL

THIS MILK IS FROM COWS NOT TREATED WITH rBST
THE FOOD AND DRUG ADMINISTRATION HAS DETERMINED THERE IS NO SIGNIFICANT DIFFERENCE BETWEEN MILK FROM rBST TREATED COWS AND NON-rBST TREATED COWS
INGREDIENTS: PASTEURIZED HOMOGENIZED REDUCED FAT

Smithfield

Managing CSR is integral to producing good business results


SUSTAINABILITY GOVERNANCE
BOARD OF DIRECTORS
COMMITTEES OF THE BOARD
Audit
Compensation
Nominating and Governance
Pension and Investment
Sustainability, Community, and Public Affairs
CEO
Ethics and Compliance Committee
Chief Sustainability Officer
Executive Sustainability Committee

Smithfield

Communicating Responsibility


Smithfield
Smithfield Foods achieved a number of significant corporate social responsibility objectives over the past decade, and we have identified new goals for the coming years.
You Tube

- Corporate Social Responsibility Reports
- Social Media
  - www.facebook.com/SmithfieldFoods
  - www.twitter.com/SmithfieldCSR
  - www.youtube.com/SmithfieldFoods
  - www.flickr.com/SmithfieldFoods

Smithfield

Awards & Recognitions

2008
VIRGINIA TORCHBEARER

AMI
AMERICAN MEAT INSTITUTE

THE NATIONAL PROVISIONER
THE AUTHORITY ON THE BUSINESS OF MEAT AND POULTRY PROCESSING

FTSE4Good Index Series

CLAREMONT MCKENNA COLLEGE
CLAREMONT, CALIFORNIA

Smithfield

Committed to Social Responsibility


Benefiting Communities
Caring for Employees
Enhancing Food Safety
Smithfield
Good food. Responsibly.™
Respecting Animals
Protecting the Environment

Smithfield

Smithfield

Investor Day 2011




Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011










Serving Up
Profits.

January 18, 2011

International Segment

Robert W. Manly

Executive Vice President and Chief Financial Officer

International segment is becoming a more significant contributor to overall profitability

Company	Location/ Ownership	TTM FY 11 Q2 Sales	TTM FY 11 Q2 Operating Profit
Animex AgriPlus	Poland/ 100%	$1.1 billion	$81.3 million
Smithfield Prod Smithfield Ferme	Romania/ 100%	$185.3 million	$19.8 million
Norson Granjas Carroll de México	Mexico/ 50% JV	$368.9 million[1]	$22.1 million[2]
Campofrío Food Group	Europe/ 37% stock	$2.5 billion[1]	$7.6 million[2]

[1] Equity investment, sales are not consolidated
[2] Represents Smithfield's share of investment net income included in Smithfield's operating profit
Note: TTM FY 11 Q2 sales (before inter-segment eliminations) and operating profit; results have been reclassified to reflect realignment of international hog production operations

Smithfield

Poland Snapshot

- **85,000 sows**
- **22** company owned and contract **farms**
- Produces **1.2 million hogs** annually
- Processes **1.8 million hogs** annually
- Sells **750 million pounds** of meat

52% of volume is branded packaged meats

Smithfield

Integrated profitability in Poland nearly quadrupled since fiscal 2007



$100
$80
$60
$40
$20
$-
$(20)
$(40)
Poland EBIT (in millions)
$22
$16
$27
$76
$81
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2
Meat Processing
Hog Production
Total Poland

Smithfield

Packaged meats are driving earnings growth and stability in Poland



% of total volume
55%
50%
45%
40%
35%
30%
37%
40%
45%
52%
FY 07
FY 08
FY 09
FY 10

Smithfield

Romania Snapshot

50,000 sows

48 company owned and contract **farms**

Produces **850,000 hogs** annually

Processes **850,000 hogs** annually

Sells **185 million pounds** annually

Romania is 100% vertically integrated

Smithfield

Note: Figures based on run rates through 11/10

Profitability in Romania continues to improve



Romania EBIT (in millions)
$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
$(60)
$16
$(46)
$(4)
$35
$20
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2
Meat Processing
Hog Production
Total Romania

Smithfield

Note: FY 08 includes approximately $13.0 million in inventory write-downs and disposal costs related to an outbreak of classical swine fever at three of the company's Romanian farms

Mexican Joint Ventures Snapshot


Norson
33,000 sows
Produces 540,000 hogs annually
Processes 610,000 hogs annually
Serves domestic & export markets
Granjas Carroll de México
63,000 sows
Produces 1.1 million hogs annually
Primarily serves Mexico City live hog market

Smithfield

Profitability in Mexico continues to improve



Mexico Net income (in millions)
Represents Smithfield's 50% share of earnings
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$(15)
$1
$(5)
$(10)
$13
$22
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2
Norson
Granjas Carroll de México
Total Mexico

Smithfield

Note: Represents Smithfield's 50% share of earnings included in operating profit

Japan is an important export market for Norson


Domestic
56%
Export
44%
Japan
90%
Other
10%

(% of Norson sales)

Smithfield

Campofrío Food Group


Campofrío Food Group
Net income (in millions)
Represents Smithfield's share of earnings
$50
$40
$30
$20
$10
$-
$(10)
$24
$43
$(6)
$5
$8
FY 07*
FY 08*
FY 09*
FY 10
TTM FY 11 Q2

* Includes results of Groupe Smithfield, which was contributed to Campofrío in fiscal 2009, increasing Smithfield's ownership in Campofrío Food Group from 25% to 37%

Note: Represents Smithfield's share of earnings included in operating profit and reflects U.S. GAAP adjustments

Smithfield

International segment profitability has improved substantially since fiscal 2009


International segment EBIT
(in millions)
$140
$120
$100
$80
$60
$40
$20
$-
$46.2
$3.2
$5.0
$127.9
$128.1
FY 07
FY 08
FY 09
FY 10
TTM FY 11 Q2

Smithfield

Financial Management

Robert W. Manly

Executive Vice President and Chief Financial Officer

Financial Strategies

FY 09 & FY 10	FY 11 & FY 12
• "You must be present to win"	• Create shareholder value • Deliver quality and consistent earnings • Improve ROIC • Increase P/E multiple

Financial Tactics

Use balance sheet as competitive advantage in more volatile environment

↓

Implement Project 100

Project 100 Objectives


Extend and smooth debt maturities
Eliminate $100 million in interest expense
Ensure ample liquidity
Reduce debt by $1 billion
Project 100
Reduce idle cash

Smithfield

Project 100 Objective: Reduce annual interest run rate by $100 million by end of fiscal 2012



Interest expense (in millions)
$300
$250
$200
$150
$100
$50
$-
$134
$185
$222
$266
Goal
FY 07
FY 08
FY 09
FY 10
FY 12 E

Smithfield

Project 100 Objective: Reduce total debt levels below $2 billion by end of fiscal 2012


Debt (in billions)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.1
$3.9
$2.9
$3.0
$3.0
$2.5
Goal
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
FY 11 Q2
FY 12 E

Note: Debt consists of notes payable and long-term debt and capital lease obligations, including current portion; FY 11 Q2 adjusted to reflect $318 million of 2011 bond repurchases from 11/01/10 to 12/02/10

Smithfield

Project 100 Objective: Reduce net debt to total capitalization below 40% by end of fiscal 2012



Net debt to total capitalization
60%
55%
50%
45%
40%
35%
30%
58%
56%
52%
48%
47%
44%
Goal
FY 07
FY 08
FY 09
FY 10
FY 11 Q1
FY 11 Q2
FY 12 E

Note: Net debt is equal to notes payable and long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; computed using net debt divided by the sum of net debt and shareholders' equity. FY 12 E reflects a simplifying assumption that all free cash flows are utilized to pay-down debt.

Smithfield

Project 100 Objective: Extend and smooth debt maturities



Debt maturities as of 10/31/10 (in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$76
$120
$100
$1 billion ABL undrawn
$904
$853
$522
FY 11
FY 12
FY 13
FY 14
FY 15
Thereafter

Note: Presented on a maturity basis; Adjusted to reflect $318 million of 2011 bond repurchases through 12/02/10; Excludes premiums, discounts and capital leases; Reflects undrawn portions of international credit facilities totaling $42 million

Smithfield

Project 100 Objective: Ensure ample liquidity in the $500 million to $1 billion range


Liquidity (in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$487
$921
$960
$1,104
$1,174
$1,209
$1,053
$1,214
$1,342
$1,327
FY 09 Q1
FY 09 Q2
FY 09 Q3
FY 09 Q4
FY 10 Q1
FY 10 Q2
FY 10 Q3
FY 10 Q4
FY 11 Q1
FY 11 Q2

Note: Amounts reflect unused borrowing capacity under credit facilities at quarter end plus invested and liquid cash

Smithfield

Return on Invested Capital



25%
20%
15%
10%
5%
0%
-5%
TTM FY 11 Q2 ROIC
Pork Segment
Total Company=7.6%
International Segment
Hog Production Segment
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Invested Capital (in millions)

Note: ROIC computed as adjusted EBIT, less income taxes at an estimated 34% effective tax rate, divided by invested capital. Invested capital is equal to total capitalization and intercompany debt, less investments in subsidiaries and cash. ROIC for total company excludes returns on disposed turkey and beef assets. Refer to Non-GAAP measure reconciliations. Bubble size contrasts relative scale of invested capital.

Smithfield

Smithfield

Investor Day 2011







Serving Up
Profits.

January 18, 2011

Smithfield

Investor Day 2011



Serving Up Profits.



January 18, 2011

Closing Remarks

C. Larry Pope

President and Chief Executive Officer

This is a New Era for Smithfield Foods

Smithfield

Smithfield is evolving into a Consumer Packaged Goods company; it is not just a commodity play on the corn and hog markets

Smithfield

Restructured Pork Segment has a competitive cost structure that is driving profitability

Smithfield

Sales & Marketing efforts are more structured and coordinated across all trade channels and focused on a consolidated brand portfolio

Smithfield

Smithfield has embarked on a Hog Production Cost Savings Initiative to improve its cost structure by $90 million annually

Smithfield

Strong commitment to Corporate Social Responsibility is strengthening customer relationships

International Segment is becoming a more significant contributor to overall profitability

Smithfield continues to improve conservative balance sheet with focus on ROIC

Smithfield has a strong and experienced management team

Smithfield has many opportunities for growth in all segments

Smithfield

Investor Day 2011






Serving Up
Profits.

January 18, 2011